SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)September11,1998(August 28, 1998)
                                               ---------------------------------


                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


         California             0-10363              95-3523265
         --------------     -------------      ----------------------
        (State or other     (Commission             (IRS Employer
        jurisdiction of      File Number)      Identification Number)
        incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
        -----------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:          (650) 343-9300
                                                             --------------







                   This Form 8-K contains a total of 6 pages.

                              No exhibit required.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On August 28, 1998, the Partnership sold its remaining real estate assets, the Mountain View Plaza Shopping Center and the adjacent land, to an unaffiliated third party for a total purchase price of $1,920,000. Upon the close of escrow, the buyer assumed the loan secured by the property in the amount of $1,778,282.66. After paying off the closing costs (including commissions and fees) the Partnership added the net proceeds of approximately $78,000 to its cash reserves.

After reserving funds for unpaid liabilities, a final liquidating distribution will be made to the partners. The Partnership will then wind up all business affairs and liquidate.

Item 7.       FINANCIAL STATEMENTS

The following pro-forma financial statements represent the Partnership's balance sheet as of June 30, 1998 and the statement of operations for the six months ended June 30, 1998 and the year ended December 31, 1997, as if the sale of the aforementioned properties had occurred on January 1, 1997.

                              RANCON REALTY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                             Pro forma Balance Sheet
                               As of June 30, 1998
                    (in thousands, except units outstanding)
                                   (Unaudited)


                                                                   Pro Forma
                                               Historical          Adjustments         Pro Forma
                                               ----------          ------------       --------------

Assets
Investments in real estate:
   Rental property held for sale               $     1,439         $    (1,439)        $           0
   Land held for sale                                  366                (366)                    0
                                               -----------         -----------         -------------
         Net real estate investments                 1,805              (1,805)                    0

Cash and cash equivalents                            2,103              (2,103)                    0
Accounts receivable                                     16                 (16)                    0
Deferred financing costs and other fees, net            24                 (24)                    0
Other assets                                            11                 (11)                    0
                                               ------------        -------------       -------------
         Total assets                          $     3,959         $    (3,959)        $           0
                                               ===========         ===========         =============

Liabilities and Partners' Equity (Deficit)
Liabilities:
   Note payable                                $     1,772         $    (1,772)        $           0
   Accounts payable and other liabilities               41                 (41)                    0
                                               -----------         -----------         -------------

         Total liabilities                           1,813              (1,813)                    0
                                               -----------         -----------         -------------

Partners' equity (deficit):
   General Partners                                    (36)                 36                     0
   Limited Partners, 18,346 limited
      partnership units outstanding                  2,182              (2,182)                    0
                                               -----------         -----------         -------------

         Total partners' equity                      2,146              (2,146)                    0
                                               -----------         -----------         -------------

      Total liabilities and partners' equity   $     3,959         $    (3,959)        $           0
                                               ===========         ===========         =============

                              RANCON REATLY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                        Pro forma Statement of Operations
                   For the six months ended June 30, 1998
            (in thousands, except units outstanding and per unit amounts)
                                   (Unaudited)

                                                                     Pro Forma
                                                Historical          Adjustments           Pro Forma
                                                -----------         ------------        -------------
Revenue:
   Rental income                                $       194         $      (194)        $           0
   Interest and other income                             50                 (50)                    0
                                                -----------         -----------         -------------

         Total revenue                                  244                (244)                    0
                                                -----------         -----------         -------------

Expenses:
   Operating                                             85                 (85)                    0
   Interest                                              86                 (86)                    0
   General and administrative                           108                (108)                    0
   Expenses associated with undeveloped land              9                  (9)                    0
                                                -----------         ------------        -------------

         Total expenses                                 288                (288)                    0
                                                -----------         ------------        -------------

               Net loss                         $      (44)                  44                     0
                                                ===========         ============        =============
Net loss per limited partnership unit           $    (2.39)         $      2.39         $           0
                                                ===========         ============        =============

Weighted  average number of limited
  partnership  units  outstanding  during
  the period used to compute net loss per
  limited partnership unit                          18,346              18,346                     0
                                                ===========         ===========         =============



                              RANCON REATLY FUND I,
                        A CALIFORNIA LIMITED PARTNERSHIP

                        Pro forma Statement of Operations
                    For the year ended December 31, 1997
            (in thousands, except per unit amounts and per unit amounts)
                                   (Unaudited)



                                                                         Pro Forma
                                                     Historical          Adjustments           Pro Forma
                                                     -----------         ------------        -------------
Revenue:
   Rental income                                     $       480         $      (480)        $           0
   Interest and other income                                  45                 (45)                    0
   Net gain on sales of rental properties and land             1                  (1)                    0
                                                     -----------         ------------        -------------

      Total revenue                                          526                (526)                    0
                                                     -----------         ------------        -------------

Expenses:
   Operating                                                 209                (209)                    0
   Interest                                                  179                (179)                    0
   Depreciation and amortization                               7                  (7)                    0
   Provision for impairment of investments
      in real estate                                         625                (625)                    0
   Provision for impairment of note receivable                30                 (30)                    0
   General and administrative                                223                (223)                    0
   Expenses associated with undeveloped land                  53                 (53)                    0
                                                     -----------         ------------        -------------

      Total expenses                                       1,326              (1,326)                    0
                                                     -----------         -----------         -------------

Net loss                                             $      (800)        $       800         $           0
                                                     ===========        ============         =============

Net loss per limited partnership unit                $    (42.73)        $    42.73$                     0
                                                     ===========        ============         =============


Weighted average number of limited partnership
   units outstanding during the period used to
   compute net loss per limited partnership unit          18,347              18,347                     0
                                                     ============       ============         =============

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    RANCON REALTY FUND I,
                                    A CALIFORNIA LIMITED PARTNERSHIP
                                   (Registrant)



 Date: September 11, 1998           By: /s/ Daniel L. Stephenson
                                        ------------------------
                                        Daniel L. Stephenson
                                        General Partner and Director,
                                        President, Chief Executive Officer and
                                        Chief Financial Officer of
                                        Rancon Financial Corporation,
                                        General Partner of
                                        Rancon Realty Fund I,
                                        a California Limited Partnership